UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2016

MILESTONE SCIENTIFIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-14053	13-3545623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034

(Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Milestone Scientific Inc. (the “Company”), in connection with the items set forth below.

Item 1.01     Entry into a Material Definitive Agreement

On December 16, 2016, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC, acting as sole book-running manager (the “Underwriter”), for a public offering (the “Public Offering”) of a combination of 2,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company, and accompanying warrants to purchase 1,500,000 shares of Common Stock (the “Warrants”). Each share of common stock is sold in combination with a Warrant to purchase 0.75 shares of Common Stock. The Warrants have a three year term and an exercise price of $2.55 per share. The Public Offering price is $1.50 per share of Common Stock and related Warrant and the Underwriter has agreed to purchase the shares of Common Stock and related Warrants from the Company at a 7.0% discount to the Public Offering price. In addition, the Company granted the Underwriter a 45-day option to purchase up to an additional 300,000 shares of Common Stock and/or 225,000 Warrants at the same price to cover over-allotments, if any. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The gross proceeds to the Company from the Public Offering are approximately $3,000,000 before underwriting discounts and commissions and other estimated offering expenses.

The Public Offering was made pursuant to an effective shelf registration statement on Form S-3 (SEC File No. 333-209466) that was declared effective by the Securities and Exchange Commission on May 4, 2016 and a prospectus supplement, including the base prospectus included in the aforementioned registration statement, dated December 16, 2016.

The foregoing description of the Public Offering and the Underwriting Agreement is not complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 8.01.   Other Events.

On December 16, 2016, the Company issued a press release announcing that it had priced the Public Offering. The press release is attached as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated December 16, 2016, between the Company and the Underwriter
4.1	Form of Common Stock Purchase Warrant
5.1	Opinion of Morse, Zelnick, Rose & Lander LLP
23.1	Consent of Morse, Zelnick, Rose & Lander LLP (included in Exhibit 5.1)
99.1	Press release dated December 16, 2016

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2016

MILESTONE SCIENTIFIC INC.

By:	/s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer and
Chief Operating Officer

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